Exhibit 10.2
Execution Version
Certain identified information has been excluded because it is both (1) not material and (2) private and confidential. Such excluded information is identified herein with “[***].”
INTERCREDITOR AGREEMENT
THIS INTERCREDITOR AGREEMENT (this “Agreement”) is made as of September 23, 2026, by and among AMERISOURCE FUNDING, INC. a Texas corporation (“Amerisource”), ALTER DOMUS (US) LLC, as Administrative Agent and Collateral Agent (in such capacity, with its successors and permitted assigns, the “Term Facility Agent”) for the Term Facility Secured Parties (as defined below), FLOTEK INDUSTRIES, INC. and each other Grantor signatory hereto a Delaware corporation (together with its successors and permitted assigns, “Borrower”).
RECITALS
WHEREAS, Amerisource has or expects to acquire a security interest in certain property of the Borrower pursuant to the Amerisource Loan Documents, and Term Facility Agent has or expects to acquire a security interest in certain property of the Borrower pursuant to the Term Facility Documents.
WHEREAS, the Borrower and Amerisource are parties to that certain Amerisource Loan Agreement (as defined below);
WHEREAS, the Borrower, the other loan parties, and Term Facility Secured Parties are parties to that certain Term Facility (as defined below);
WHEREAS, Amerisource, the Term Facility Agent and Borrower are executing this Agreement to set forth their lien priorities with respect to the Collateral of the Borrower.
NOW, THEREFORE, in consideration of the above recitals, the terms and conditions herein and other good and valuable consideration the sufficiency of which is hereby agreed and acknowledged and intending to be legally bound hereby, the parties hereto agree as follows:
AGREEMENT
1.Definitions. As used herein, the following terms shall have the following respective meanings, and all other capitalized terms used herein shall have the meaning set forth in the Uniform Commercial Code (if applicable).
1.1.“ABL Borrowers” – Flotek Industries, Inc. Flotek Chemistry, LLC and JP3 Measurement, LLC.
1.2.“Amerisource Loan Agreement” – That certain revolving loan and security agreement by and among the ABL Borrowers and Amerisource Funding, Inc., dated August 14, 2023, as amended, restated, amended and restated, extended, renewed, replaced, refinanced, supplemented or otherwise modified from time to time.
1.3.“Amerisource Loan Agreement Cap” – means, as of the date of determination, the lesser of (a) $20,000,000, as the maximum aggregate principal amount of indebtedness incurred under the Amerisource Loan Agreement, plus all outstanding Amerisource Obligations (excluding indebtedness incurred under the Amerisource Loan Agreement); provided that such amount may be increased to an amount not to exceed $30,000,000 upon the prior written consent of the Required Lenders (as defined in the Term Facility) and (b) an amount equal to 150% of the appraised value of the Amerisource Priority Collateral.
1.4.“Amerisource Loan Documents” – All documents evidencing, securing or relating to the Amerisource Loan Agreement (including security agreements, financing statements, notes and guaranties), dated August 14, 2023 (and/or hereafter), as amended, restated, amended and restated, extended, renewed, replaced, refinanced, supplemented or otherwise modified from time to time.
1.5.“Amerisource Obligations” – the “Obligations” (as defined in the Amerisource Loan Agreement) of the Borrower.
1.6.“Amerisource Priority Collateral” – the following assets of the ABL Borrowers: (a) all Accounts Receivable (except to the extent constituting proceeds of equipment, intercompany debt, Equity Interests issued by the Grantors or their respective Subsidiaries or intellectual property), (b) all Inventory, (c) all instruments, chattel paper and other contracts, in each case, evidencing, governing, or substituted for, any Accounts Receivable referred to in clause (a) or the Inventory referred to in clause (b), (d) the Blocked Accounts (e) all real estate and (f) all substitutions, replacements, accessions, products or proceeds (including, without limitation, insurance proceeds) of any of the foregoing.
1.7.“Blocked Accounts” – (i) The account established by Flotek Industries Inc. (Account No. [***]) maintained at PNC Bank, National Association and (ii) the account established by JP3 Measurement, LLC (Account No. [***]).
1.8.“Collateral” – All of the Grantor’s present and future personal property assets, including all Accounts, Instruments, Fixtures, Documents, Chattel Paper, Goods (including all Inventory and Equipment), Investment Property, Deposit Accounts, Letters of Credit, Letter-of-Credit Rights, and General Intangibles, all books and records pertaining to the foregoing including computers and computer records, and the direct and indirect proceeds or products of the foregoing.
1.9.“Creditor” – Each of Amerisource and the Term Facility Secured Parties.
1.10.“Event of Default Notice” – A notice sent to Borrower by either Amerisource or Term Facility Agent in accordance with the Amerisource Loan Documents or Term Facility Documents respectively, notifying Borrower of the occurrence of an event of default under the Amerisource Loan Documents or Term Facility Documents, respectively.
1.11.“Equity Interests” – any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest, in each case of any person.
1.12.“Grantors” – The Borrower, each subsidiary of the Borrower that is a Loan Party (as defined in the Term Facility) under the Term Facility and each ABL Borrower.
1.13.“Party” – Each of the Term Facility Agent, the Borrower, and Amerisource.
1.14.“Term Facility” – That certain Credit Agreement dated as of the date hereof, among the Borrower, Term Facility Agent, and the lenders party thereto from time to time, as amended, restated, amended and restated, extended, renewed, replaced, refinanced, supplemented or otherwise modified from time to time.
1.15.“Term Facility Cap” – means $120,000,000 in aggregate principal amount of Term Facility Obligations, plus all accrued and unpaid interest, fees, premiums, make-whole amounts, minimum return payments, expenses, and indemnification obligations (including, for the avoidance of doubt, the MOIC Payment Amount, as defined in the Term Facility) owing in respect of the Term Facility Obligations, in each case corresponding to the aggregate principal amount of the Term Facility as of the date hereof and all such additional amounts accruing or arising thereunder from time to time.
1.16.“Term Facility Documents” – All agreements and other documents evidencing, securing or relating to the Term Facility (including the Term Facility Security Agreement and all other security agreements, financing statements, notes and guaranties), dated on or around the date hereof (or hereafter), as amended, restated, amended and restated, extended, renewed, replaced, refinanced, supplemented or otherwise modified from time to time.
1.17.“Term Facility Obligations” – the “Obligations” as defined in the Term Facility.
1.18.“Term Facility Secured Parties” – the Term Facility Agent and the lenders party to the Term Facility.
1.19.“Term Facility Security Agreement” – the Security Agreement, dated as of the date hereof, by and among Borrower, Term Facility Agent and lenders party thereto, as amended, restated amended and restated, extended, renewed, replaced, refinanced, supplemented or otherwise modified from time to time.
1.20.“Term Facility Priority Collateral” – All Collateral that is not Amerisource Priority Collateral.
2.Lien Priority; No Contest.
2.1.Notwithstanding the terms or provisions of any agreement or arrangement which either Amerisource or Term Facility Agent may now or hereafter have with the Borrower or any rule of law and irrespective of the time, order or method of attachment or perfection of any security interest or the recordation or other filing in any public record of any financing statement, and whether or not the liens of Amerisource or Term Facility Agent are perfected:
2.1.1.Amerisource shall at all times have a first and prior lien and security interest in the Amerisource Priority Collateral. Amerisource’s lien in the Amerisource Priority Collateral is and shall remain senior to any present or future security interest therein of Term Facility Agent. Amerisource shall at all times have a second and subordinated lien and security interest in the Term Facility Priority Collateral.
2.1.2.Term Facility Agent shall at all times have a first and prior lien and security interest in the Term Facility Priority Collateral. Term Facility Agent’s lien in the Term Facility Priority Collateral is and shall remain senior to any present or future security interest therein of Amerisource. Term Facility Agent shall at all times have a second and subordinated lien and security interest in the Amerisource Priority Collateral.
2.2.Amerisource agrees that it will not at any time contest or challenge, or join or participate in any claim, action or other proceeding contesting or challenging, the validity, perfection, priority, or enforceability of the Term Facility Obligations, the Term Facility Documents, or the liens and security interests of the Term Facility Agent in the Collateral securing the Term Facility Obligations. The Term Facility Agent agrees that it will not at any time contest or challenge, or join or participate in any claim, action or other proceeding contesting or challenging, the validity, perfection, priority, or enforceability of the Amerisource Obligations, the Amerisource Loan Documents, or the liens and security interests of the Amerisource in the Collateral securing the Amerisource Obligations.
3.Subordination of Security Interest.
3.1.Term Facility Agent shall have no right to take any action with respect to the Amerisource Priority Collateral, whether by judicial or non-judicial foreclosure, notification to the Borrower’s account debtors, the seeking of the appointment of a receiver for any portion of the Amerisource Priority Collateral, setoff, or otherwise, unless and until the Amerisource Obligations have been terminated and discharged in full and all outstanding Amerisource Obligations have been repaid in full (including any unpaid principal, interest and premiums) (other than any obligation for taxes, costs, indemnification, reimbursements, damages and other liabilities, in respect of which no claim or demand for payment has been made at such time), after giving effect to the application of proceeds required by Section 4.1 (the date on which such Amerisource Obligations are satisfied, the “Amerisource Priority Payment Date”). For the avoidance of doubt, any Amerisource Obligations in excess of the Amerisource Loan Agreement Cap are subordinate to the Term Facility Obligations in accordance with Section 4.1.
3.2.If Term Facility Agent, in contravention of the terms herein, shall commence, prosecute, or participate in any suit, action, or proceeding against, or initiate any foreclosure sale or proceeding or any other action to enforce its lien on, any of the Amerisource Priority Collateral, then the Borrower may interpose as a defense or plea the making of this Agreement, and Amerisource may intervene and interpose such defense or plea in its name or in the name of the Borrower. If Term Facility Agent, in contravention of the terms of this Agreement, shall attempt to enforce any remedies prohibited by this Agreement, then Amerisource or the Borrower may, by virtue of this Agreement, restrain the enforcement thereof in the name of Amerisource or in the name of the Borrower.
3.3.Any proceeds of Amerisource Priority Collateral, or proceeds thereof, received by Term Facility Agent as a result of its contravention of the terms herein, shall be segregated and held in trust and promptly paid over to Amerisource, in the same form as received and with any necessary endorsement, for application in accordance with Section 4.1.
3.4.Amerisource shall have no right to take any action with respect to the Term Facility Priority Collateral, whether by judicial or non-judicial foreclosure, the seeking of the appointment of a receiver for any portion of the Term Facility Priority Collateral, setoff, or otherwise, unless and until the Term Facility Obligations have been terminated and discharged in full and all outstanding Term Facility Obligations have been repaid in full (including any unpaid principal, interest and premiums) (other than any obligation for taxes, costs, indemnification, reimbursements, damages and other liabilities, in respect of which no claim or demand for payment has been made at such time), after giving effect to the application of proceeds required by Section 4.2 (the date on which such Term Facility Obligations are satisfied, the “Term Facility Priority Payment Date”). For the avoidance of doubt, any Term Facility Obligations in excess of the Term Facility Cap are subordinate to the Amerisource Obligations in accordance with Section 4.2.
3.5.If Amerisource, in contravention of the terms herein, shall commence, prosecute, or participate in any suit, action, or proceeding against, or initiate any foreclosure sale or proceeding or any other action to enforce its lien on, any of the Term Facility Priority Collateral, then the Borrower may interpose as a defense or plea the making of this Agreement, and Term Facility Agent may intervene and interpose such defense or plea in its name or in the name of the

Borrower. If Amerisource, in contravention of the terms of this Agreement, shall attempt to enforce any remedies prohibited by this Agreement, then Term Facility Agent or the Borrower may, by virtue of this Agreement, restrain the enforcement thereof in the name of Term Facility Agent or in the name of the Borrower.
3.6.Any proceeds of Term Facility Priority Collateral, or proceeds thereof, received by Amerisource as a result of its contravention of the terms herein, shall be segregated and held in trust and promptly paid over to Term Facility Agent, in the same form as received and with any necessary endorsements, for applications in accordance with Section 4.2.
3.7.Each of Amerisource and the Term Facility Agent may exercise their respective rights and remedies as unsecured creditors against the Borrower in accordance with the terms of the Amerisource Loan Documents and the Term Facility Documents, as applicable, and applicable law, so long as such rights and remedies do not violate any express provision of this Agreement. Notwithstanding the foregoing, each of the Term Facility Agent and Amerisource shall be permitted to file and defend proofs of claim against the Borrower in any Insolvency Proceeding.
3.8.Nothing in this Agreement shall prohibit the receipt by the Term Facility Agent or Amerisource of the required payments of principal, premium, interest, fees, and other amounts due under the Term Facility Documents and Amerisource Loan Documents, as applicable, so long as such receipt (a) is not the direct or indirect result of the exercise in contravention of this Agreement of rights or remedies as a secured creditor in respect of the Collateral, (b) whether in contravention of this Agreement or not, does not circumvent the application of the proceeds required by Section 4 and (c) does not have the effect of discharging the lien of the other Creditor(s) on the Amerisource Priority Collateral or Term Facility Priority Collateral, as applicable Collateral. Any judgment lien arising from enforcement of rights as an unsecured creditor shall remain subject to the lien priorities and waterfall establish by this Agreement. In the event that the Term Facility Agent becomes a judgment lien creditor in respect of the Amerisource Priority Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Term Facility Obligations, such judgment lien shall be subordinated to the liens securing the Amerisource Obligations on the same basis as the other liens securing the Term Facility Obligations are so subordinated to such liens in respect of the Amerisource Priority Collateral securing the Amerisource Obligations under this Agreement.
4.Application of Proceeds
4.1.Amerisource Priority Collateral; Turnover Provisions. All proceeds of Amerisource Priority Collateral, and all amounts distributed on account of any Lien in Amerisource Priority Collateral or the proceeds thereof, resulting from any sale, collection, or other disposition in connection with or resulting from any exercise of rights or remedies as a secured creditor (including any foreclosure, sale, collection, or other disposition), whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows: first, to Amerisource for application to the Amerisource Obligations up to the Amerisource Loan Agreement Cap (or, if less, the amount of Amerisource Obligations then outstanding); second, to the Term Facility Agent for application to the Term Facility Obligations up to the Term Facility Cap (or, if less, the amount of Term Facility Obligations then outstanding); and third, any remaining proceeds shall be distributed pro rata to Amerisource and the Term Facility Agent based on the respective amounts of their remaining outstanding obligations after giving effect to the first and second tiers. Until the first and second tiers have been satisfied, any Amerisource Priority Collateral, including proceeds thereof, received by the Term Facility Agent in violation of this Section 4.1 shall be segregated and held in trust and promptly paid over to Amerisource, in the same form as received and with any necessary endorsements, for application in accordance with this Section 4.1.

4.2.Term Facility Priority Collateral; Turnover Provisions. All proceeds of Term Facility Priority Collateral, and all amounts distributed on account of any Lien in Term Facility Priority Collateral or the proceeds thereof, resulting from any sale, collection, or other disposition in connection with or resulting from any exercise of rights or remedies as a secured creditor (including any foreclosure, sale, collection, or other disposition), whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows: first, to the Term Facility Agent for application to the Term Facility Obligations up to the Term Facility Cap (or, if less, the amount of Term Facility Obligations then outstanding); second, to Amerisource for application to the Amerisource Obligations up to the Amerisource Loan Agreement Cap (or, if less, the amount of Amerisource Obligations then outstanding); and third, any remaining proceeds shall be distributed pro rata to Amerisource and the Term Facility Agent based on the respective amounts of their remaining outstanding obligations after giving effect to the first and second tiers. Until the first and second tiers have been satisfied, any Term Facility Priority Collateral, including proceeds thereof, received by Amerisource in violation of this Section 4.2 shall be segregated and held in trust and promptly paid over to the Term Facility Agent, in the same form as received and with any necessary endorsements, for application in accordance with this Section 4.2.
4.3.Allocation of Proceeds of Mixed Collateral. If proceeds of Collateral are received in connection with a sale, collection, or other disposition that directly or indirectly involves both some or all of the Amerisource Priority Collateral and some or all of the Term Facility Priority Collateral, Amerisource and the Term Facility Agent shall use commercially reasonable efforts in good faith to allocate the proceeds between the Amerisource Priority Collateral and the Term Facility Priority Collateral. If they are unable to agree, the allocation shall be determined by reference to (i) the book value of the Amerisource Priority Collateral included in the relevant disposition and (ii) the greater of the most recent appraisal value and the book value of the Term Facility Priority Collateral included in the relevant disposition, and the proceeds shall be divided in the corresponding proportions. Any Party may apply to a court of competent jurisdiction to determine the allocation, and the court’s determination shall be binding on Amerisource and the Term Facility Agent.
5.Enforcement of Security Interest.
5.1.Amerisource shall provide Term Facility Agent with a copy of any Event of Default Notice sent by Amerisource to Borrower contemporaneously with delivery of such notice to Borrower. Term Facility Agent shall be under no duty to investigate the propriety of any Event of Default Notice sent by Amerisource, notwithstanding any contrary instructions or information received by Term Facility Agent from any entity, including Borrower.
5.2.Term Facility Agent shall provide Amerisource with a copy of any Event of Default Notice sent by Term Facility Agent to Borrower contemporaneously with delivery of such notice to Borrower. Amerisource shall be under no duty to investigate the propriety of any Event of Default Notice sent by Term Facility Agent, notwithstanding any contrary instructions or information received by Amerisource from any entity, including Borrower.
6.Effect of Bankruptcy. In the event of the filing of a petition for relief by or against the Borrower under Title 11 of the United States Code (the “Bankruptcy Code”) or a similar state law (an “Insolvency Proceeding”):
6.1.This Agreement which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code shall remain in full force and effect notwithstanding such filing and shall apply with full force and effect with respect to: (a) all Amerisource Priority Collateral acquired by the Borrower or obligations incurred by the Borrower to Amerisource, subsequent to the date of said Petition; and (b) all

Term Facility Priority Collateral acquired by the Borrower or obligations incurred by the Borrower to the Term Facility Agent Secured Parties, subsequent to the date of said Petition. All references in this Agreement to the Borrower shall include the Borrower as a debtor-in-possession and any receiver or trustee for the Borrower in any Insolvency Proceeding. The relative rights of Amerisource and the Term Facility Secured Parties in the Collateral and proceeds thereof shall continue after commencement of an Insolvency Proceeding on the same basis as before the petition, subject to any court order approving DIP Financing (as defined herein) or use of cash collateral and to Section 4.
6.2.If Amerisource consents to use of any proceeds of Amerisource Priority Collateral or to an Amerisource DIP Financing (as defined herein), Term Facility Agent agrees that adequate notice will have been provided if it receives such notice two (2) business days prior to entry of the order approving the use of such cash collateral.
6.3.If Term Facility Agent consents to use of any proceeds of Term Facility Priority Collateral or to a Term Facility DIP Financing (as defined herein), Amerisource agrees that adequate notice will have been provided if it receives such notice two (2) business days prior to entry of the order approving the use of such cash collateral.
6.4.Neither Amerisource nor Term Facility Agent shall object any Creditor’s use of any of Amerisource’s or Term Facility Security Party’s (as applicable) cash collateral on the grounds of failure to provide adequate protection for that Creditor’s lien in any such cash collateral.
6.5.Until the Term Facility Priority Payment Date, if Borrower becomes subject to an Insolvency Proceeding and Term Facility Agent desires to permit or oppose any proposal for Borrower to obtain financing secured by Term Facility Priority Collateral, whether from the Term Facility Secured Parties or any other Person, if the financing is supported or consented to by Term Facility Agent, under the Bankruptcy Code (a “DIP Financing” and such financing provided by Term Facility Agent or such other Person being, a “Term Facility DIP Financing”), Amerisource agrees that it may provide a competing term sheet for DIP Financing but it will not seek a Lien on the Term Facility Priority Collateral (to secure such DIP Financing) pari passu with or senior to the Lien on the Term Facility Priority Collateral securing the Term Facility Obligations (or the Term Facility DIP Financing) and will not take a position contrary to Term Facility Agent concerning Term Facility DIP Financing if Term Facility DIP Financing is selected, and waives its rights to take a contrary position, so long as the Term Facility DIP Financing meets the following requirements:
(a)It is acceptable to the court presiding over the Insolvency Proceeding;
(b)the terms of the Term Facility DIP Financing do not compel Borrower to seek confirmation of a specific plan of reorganization (other than payment in full of the Term Facility DIP Financing) for which all or substantially all of the material terms of the plan are set forth in the Term Facility DIP Financing documentation or a related document;
(c)Each other Creditor retains a Lien on the Collateral (including proceeds thereof arising after the commencement of the proceeding) with the same priority as existed prior to the commencement of the Insolvency Proceeding (and for the avoidance of doubt, any Lien on the Amerisource Priority Collateral securing the Term Facility DIP Financing shall be junior to the Liens on the Amerisource Priority Collateral securing the Amerisource Obligations); and

(d)Each other Creditor receives a replacement Lien on post-petition assets to the same extent granted to the Term Facility Agent on behalf of the lenders under the Term Facility DIP Financing, with the same priority as existed prior to the commencement of the Insolvency Proceeding.
To the extent the Liens on the Term Facility Priority Collateral securing the Term Facility Obligations are subordinated to or pari passu with the Term Facility DIP Financing which meets the requirements of clauses (a) through (d) above, Amerisource will subordinate its Liens on the Term Facility Priority Collateral to the Liens on the Term Facility Priority Collateral securing the Term Facility DIP Financing (and all obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by Term Facility Agent). The aggregate amount of any subrogation with respect to the Term Facility or any such Term DIP Facility, shall not exceed the Term Facility Cap.
6.6.Until the Amerisource Priority Payment Date, if Borrower becomes subject to an Insolvency Proceeding and Amerisource desires to permit or oppose any proposal for Borrower to a DIP Financing secured by the Amerisource Priority Collateral, whether from Amerisource or any other Person, if the financing is supported or consented to by Amerisource (an “Amerisource DIP Financing”), then the Term Facility Agent (on behalf of the Term Facility Secured Parties) agrees that it may provide a competing term sheet for DIP Financing but it will not seek a Lien on the Amerisource Priority Collateral (to secure such DIP Financing) pari passu with or senior to the Lien on the Amerisource Priority Collateral securing the Amerisource Obligations (or the Amerisource DIP Financing) and will not take a position contrary to Amerisource concerning Amerisource DIP Financing, and waive their rights to take a contrary position, so long as the Amerisource DIP Financing meets the following requirements:
(a)it is acceptable to the court presiding over the Insolvency Proceeding;
(b)the terms of the Amerisource DIP Financing do not compel Borrower to seek confirmation of a specific plan of reorganization (other than payment in full of the Amerisource DIP Financing) for which all or substantially all of the material terms of the plan are set forth in the Amerisource DIP Financing documentation or a related document;
(c)Each other Creditor retains a Lien on the Collateral (including proceeds thereof arising after the commencement of the proceeding) with the same priority as existed prior to the commencement of the Insolvency Proceeding (and for the avoidance of doubt, any Lien on the Term Facility Priority Collateral securing the Amerisource DIP Financing shall be junior to the Liens on the Term Facility Priority Collateral securing the Term Facility Obligations); and
(d)Each other Creditor receives a replacement Lien on post-petition assets to the same extent granted to Amerisource as lender under the Amerisource DIP Financing, with the same priority as existed prior to the commencement of the Insolvency Proceeding.
To the extent the Liens on the Amerisource Priority Collateral securing the Amerisource Obligations are subordinated to or pari passu with the Amerisource DIP Financing which meets the requirements of clauses (a) through (d) above, the Term Facility Secured Parties will subordinate their Liens on the Amerisource Priority Collateral to the Liens on the Amerisource

Priority Collateral securing the Amerisource DIP Financing (and all obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by Amerisource). The aggregate amount of any subrogation with respect to the Amerisource Loan Agreement or any such Amerisource DIP Financing, shall not exceed the Amerisource Loan Agreement Cap.
If Borrower becomes subject to an Insolvency Proceeding and if a Creditor obtains a replacement Lien on post-petition assets, as between the Creditors, the replacement Liens will be subject to all terms and conditions of this Agreement.
6.7.The Term Facility Obligations shall continue to be treated as Term Facility Obligations and the provisions of this Agreement shall continue to govern the relative rights and priorities of the Term Facility Agent and Amerisource even if all or part of the Term Facility Obligations or the liens or security interests securing the Term Facility Obligations are subordinated, set aside, avoided, invalidated, or disallowed in connection with any such Insolvency Proceeding. This Agreement shall be reinstated if at any time any payment of any of the Term Facility Obligations is rescinded or must otherwise be returned by Term Facility Agent or any representative of such holder. The Amerisource Obligations shall continue to be treated as Amerisource Obligations and the provisions of this Agreement shall continue to govern the relative rights and priorities of Amerisource and Term Facility Agent even if all or part of the Amerisource Obligations or the liens or security interests securing the Amerisource Obligations are subordinated, set aside, avoided, invalidated, or disallowed in connection with any such Insolvency Proceeding. This Agreement shall be reinstated if at any time any payment of any of the Amerisource Obligations is rescinded or must otherwise be returned by Amerisource or any representative of such holder.
6.8.Until the Amerisource Priority Payment Date, the Term Facility Agent shall not seek relief from the automatic stay or any other stay in an Insolvency Proceeding, or take any action in derogation thereof, with respect to any Amerisource Priority Collateral without the prior written consent of Amerisource, except that Term Facility Agent may seek such relief if and to the extent Amerisource has obtained relief from or modification of the stay with respect to such Amerisource Priority Collateral, and Term Facility Agent may thereafter act only in accordance with Section 4.1. Until the Term Facility Priority Payment Date, Amerisource shall not seek relief from the automatic stay or any other stay in an Insolvency Proceeding, or take any action in derogation thereof, with respect to any Term Facility Priority Collateral without the prior written consent of Term Facility Agent, except that Amerisource may seek such relief if and to the extent Term Facility Agent has obtained relief from or modification of the stay with respect to such Term Facility Priority Collateral, and Amerisource may thereafter act only in accordance with Section 4.2.
7.Agreement to Release Liens. Notwithstanding anything to the contrary contained in any agreement between Amerisource and the Borrower, until the Term Facility Priority Payment Date, only the Term Facility Agent shall have the right, without any consultation with or the consent of Amerisource, to restrict or permit, or approve or disapprove, the sale, transfer, release, or other disposition of the Term Facility Priority Collateral or take any action with respect to the Term Facility Priority Collateral. In the event that the Term Facility Agent releases or agrees to release any of its liens or security interests in any portion of the Term Facility Priority Collateral in connection with the sale or other disposition thereof, or any of the Term Facility Priority Collateral is sold or retained pursuant to a foreclosure or similar action, Amerisource shall promptly consent to such sale or other disposition and promptly execute and deliver to the Term Facility Agent such consent to such sale or other disposition, termination statements, and releases as the Term Facility Agent shall reasonably request to effect the release of the liens and security interests of Amerisource in such Collateral. In the event of any sale, transfer or other disposition (including a casualty loss or taking through eminent domain) of any Term Facility Priority Collateral, the proceeds resulting therefrom (including insurance proceeds) shall be applied in accordance with the terms of the Term Facility Documents until such time as the Term Facility Obligations have been applied in accordance with Section 4.2. In the event of any sale, transfer or other disposition (including a casualty loss or taking through eminent domain) of Amerisource Priority Collateral, the proceeds (including insurance proceeds) shall be applied in accordance with the terms of the Amerisource Loan Agreement and Section 4.1.
8.No impairment.
8.1.The respective rights, remedies, powers, and privileges of each of Amerisource and the Term Facility Agent hereunder (hereinafter, the “Lender Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by either Amerisource or Term Facility Agent in exercising or enforcing any of their respective Lender Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Term Facility Agent or Amerisource of any of their respective Lender Rights and Remedies or of any default or remedy under any other agreement with the Borrower shall operate as a waiver of any other default hereunder or thereunder. No exercise by Amerisource or the Term Facility Agent of the Lender Rights and Remedies and no other agreement or transaction, of whatever nature, entered into between Amerisource and the Term Facility Agent and/or between either Amerisource or the Term Facility Agent, on the one hand, and the Borrower, on the other hand, at any time shall preclude any other or further exercise of the Lender Rights and Remedies. No waiver by Amerisource or the Term Facility Agent of any of its respective Lender Rights and Remedies on any one occasion shall be deemed a continuing waiver. All of Amerisource’s and the Term Facility Agent’s respective Lender Rights and Remedies and all of their respective rights, remedies, powers, and privileges under any other agreement with the Borrower shall be cumulative, and not alternative or exclusive, and may be exercised by Amerisource or the Term Facility Agent, as applicable, at such time or times and in such order of preference as determine in its sole discretion, subject to the terms of this Agreement.
8.2.No right of the Term Facility Agent to enforce the provisions hereof shall at any time in any way be prejudiced or impaired by any act taken in good faith, or failure to act, which failure to act is in good faith, by the Term Facility Agent or by any non-compliance by the Borrower with the terms and provisions and covenants herein. Amerisource and the Borrower agree not to take any action to avoid or to seek to avoid the observance and performance of the terms and conditions hereof, and shall at all times in good faith carry out all such terms and conditions. No right of Amerisource to enforce the provisions hereof shall at any time in any way be prejudiced or impaired by any act taken in good faith, or failure to act, which failure to act is in good faith, by Amerisource or by any non-compliance by the Borrower with the terms and provisions and covenants herein. Term Facility Agent and the Borrower agree not to take any action to avoid or to seek to avoid the observance and performance of the terms and conditions hereof, and shall at all times in good faith carry out all such terms and conditions.
9.Covenants and Warranties.
9.1.Amerisource warrants, covenants and represents that: (a) Amerisource has not heretofore subordinated the Amerisource Obligations, or the security interest securing it, to any entity, and that it has full power and authority to perform this Agreement; and (b) this Agreement is being executed by a duly authorized representative of Amerisource.
9.2.Amerisource warrants, covenants and represents to the Term Facility Agent that: (a) the UCC financing statements listed on Schedule I to this Agreement constitute a complete and accurate list of all UCC financing statements that Amerisource has filed or caused to be filed in connection with the Amerisource Loan Documents as of the date hereof and (b) it shall promptly notify the Term Facility Agent in writing if any additional UCC financing statements are filed or caused to be filed by Amerisource in connection with the Amerisource Loan Documents after the date hereof. Any such notice shall include copies of such filings and shall be delivered to Milbank LLP at the notice address in Schedule 9.01 to the Term Facility.
9.3.Term Facility Agent warrants, covenants and represents that: (a) Term Facility Agent has not heretofore subordinated the Term Facility Obligations, or the security interest securing it, to any entity, and that it has full power and authority to perform this Agreement; and (b) this Agreement is being executed by a duly authorized representative of Term Facility Agent.
10.Assignment. Amerisource shall advise each future holder of all or any portion of the Amerisource Obligations that the Liens securing the Amerisource Obligations are subject to this Agreement and subordinated to the Term Facility Obligations in the manner and to the extent set forth in this Agreement. Term Facility Agent shall advise each future holder of all or any portion of the Term Facility Obligations that the Liens securing the Term Facility Obligations are subject to this Agreement. No Party may assign this Agreement or any of its rights or obligations hereunder, in whole or in part, without the prior written consent of the other Parties.
11.Remedy for Breach. The Borrower, Amerisource and Term Facility Agent each acknowledge that any breach hereof is likely to cause irreparable damage to the aggrieved Party. Therefore, the relief to which such Party shall be entitled in such event shall include, but not be limited to: (a) a mandatory injunction for specific performance, (b) judicial relief to prevent a violation of any of the provisions of this Agreement, (c) damages, and (d) any other relief to which it may be entitled at law or in equity.
12.Waiver of Certain Rights over Collateral.
12.1.Amerisource and Term Facility Agent each irrevocably waives any right to compel the other to marshal assets of the Borrower.
12.2.Amerisource hereby waives, to the extent permitted by applicable law, any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing the Term Facility Agent from taking, or refraining from taking, any action with respect to all or any part of the Term Facility Priority Collateral. Without limitation of the foregoing, Amerisource hereby agrees (a) that it has no right to direct or object to the manner in which the Term Facility Agent applies the proceeds of the Term Facility Priority Collateral except to enforce the requirements of Section 4.2 and (b) that the Term Facility Agent has not assumed any obligation to act as the agent for Amerisource with respect to the Term Facility Priority Collateral. The Term Facility Agent shall have the exclusive right to enforce rights and exercise remedies with respect to the Term Facility Priority Collateral until the Term Facility Priority Payment Date, and thereafter may continue to enforce such rights and remedies only in a manner consistent with Section 4.2 and Amerisource’s rights under this Agreement. In exercising rights and remedies with respect to the Term Facility Priority Collateral, the Term Facility Agent may enforce the provisions of the Term Facility Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in its sole discretion. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Term Facility Priority Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the UCC. In conducting any public or private sale under the UCC, the Term Facility Agent shall give Amerisource written notice of such sale; provided, however, that 10 (ten) days' notice shall be deemed to be commercially reasonable notice.

12.3.Term Facility Agent hereby waives, to the extent permitted by applicable law, any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing Amerisource from taking, or refraining from taking, any action with respect to all or any part of the Amerisource Priority Collateral. Without limitation of the foregoing, the Term Facility Agent hereby agrees (a) that it has no right to direct or object to the manner in which Amerisource applies the proceeds of the Amerisource Priority Collateral, except to enforce the requirements of Section 4.1 and (b) that Amerisource has not assumed any obligation to act as the agent for the Term Facility Agent with respect to the Amerisource Priority Collateral. Amerisource shall have the exclusive right to enforce rights and exercise remedies with respect to Amerisource Priority Collateral until the Amerisource Priority Payment Date and thereafter may continue to enforce such rights and remedies only in a manner consistent with Section 4.1 and the Term Facility Agent’s rights under this Agreement. In exercising rights and remedies with respect to the Amerisource Priority Collateral, Amerisource may enforce the provisions of the Amerisource Loan Documents and exercise remedies thereunder, subject to Section 4.1 and in such manner that preserves the rights of the Term Facility Agent under this Agreement. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Amerisource Priority Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the UCC. In conducting any public or private sale under the UCC, Amerisource shall give Term Facility Agent written notice of such sale; provided, however, that 10 (ten) days' notice shall be deemed to be commercially reasonable notice.
12.4.Preservation of Rights. Neither Amerisource nor the Term Facility Agent shall have any duty to protect or preserve any rights pertaining to any of the Collateral in its possession.
12.5.Bailee for Perfection. Each of Amerisource, on the one hand, and the Term Facility Agent, on the other hand, acknowledges and agrees that to the extent that it (or its agent) retains physical possession or control of any of the Collateral, it (or its agent) shall hold such Collateral on behalf of the other so that for purposes of perfecting any lien in any Collateral it acts and holds such Collateral on behalf of the Term Facility Agent or Amerisource, as the case may be. Nothing in this Section 12.5 shall affect the relative priorities in and to the Collateral, all of which shall be governed by Sections 2 and 4 of this Agreement. Neither Term Facility Agent nor Amerisource shall have any duty or liability to protect or preserve any rights pertaining to any of such Collateral over which it has physical possession of, or control over and, except for gross negligence or willful misconduct as determined pursuant to a final, non-appealable order of a court of competent jurisdiction, the Term Facility Agent and Amerisource each release such other from all claims and liabilities arising pursuant to such Party’s role as gratuitous bailee with respect to any such Collateral
13.Choice of Law and Venue - This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each Party hereto irrevocably and unconditionally waives trial by jury in any legal action or proceeding related to this Agreement and for any counterclaim therein. Each Party irrevocably and unconditionally consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same and agrees not to commence or support any such action or proceeding in any other jurisdiction.
14.Modifications.
14.1.Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated, nor may any consent to the departure from the terms hereof be given orally (even if supported by new consideration), but only by an instrument in writing signed by all Amerisource and the Term Facility Agent. Any waiver or consent so given shall be effective only in the specific instance and for the specific purpose for which given.
14.2.Amerisource and Term Facility Agent shall each provide timely notice to each other of any material changes or modifications to the Amerisource Loan Documents or Term Facility Documents, respectively; provided, however, that failure to provide such timely notice shall not invalidate such changes or modifications.
15.Conflicts. In the event of any conflict between the provisions of this Agreement and either the Amerisource Loan Documents or Term Facility Documents, the provisions of this Agreement shall govern and control.
16.Benefits Of This Agreement. This Agreement is solely for the benefit of and shall bind both Amerisource and Term Facility Agent and their respective successors and permitted assigns and no other entity shall have any right, benefit, priority, or interest hereunder. Subject to this Agreement, as between the Borrower, on the one hand, and the Term Facility Agent and Amerisource, on the other hand, nothing contained herein shall impair the unconditional and absolute obligation of the Borrower to the Term Facility Agent to pay the Term Facility Obligations as they become due and payable, nor the unconditional and absolute obligation of the Borrower to Amerisource to pay the Amerisource Obligations as they become due and payable.
17.Term. This Agreement shall continue in full force and effect so long as either the Amerisource Obligations and Term Facility Obligations remain outstanding.
18.Enforcement of Agreement. In the event that either Amerisource or Term Facility Agent finds it necessary to retain counsel in connection with the interpretation, defense, or enforcement of this Agreement, the prevailing party shall recover its reasonable, documented, out-of-pocket attorney’s fees and expenses from the unsuccessful party.
19.Notices. All notices required to be given to any Party hereunder shall be deemed given upon the first to occur of: (a) deposit thereof in a receptacle under the control of the United States Postal Service; (b) transmittal by electronic means to a receiver under the control of the Party to whom notice is being given; or (c) actual receipt by the Party to whom notice is being given, or an employee or agent of thereof. For purposes hereof, the addresses of the parties are as set forth below or as may otherwise be specified from time to time in a writing sent by one Party to the other in accordance with the provisions hereof:
19.1.Amerisource:
19.2.Amerisource Funding, Inc.
Address: 7225 Langtry Houston, TX 77040
Officer: Joe Page, Legal Dept
Phone number: [***]
Email: [***]
19.3.Term Facility Agent:
Alter Domus (US) LLC
Address: 225 W. Washington St., 9th Floor, Chicago, IL 60606
19.4.Attention: Legal Department – Agency, Matthew Trybula and Tad White
Email: [***]

With copy to (which shall not constitute notice or service of process):

Holland & Knight LLP
150 N. Riverside Plaza, Suite 2700
Chicago, Illinois 60606
Attention: Joshua M. Spencer
19.5.Email: [***]
20.Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any Party delivering such an executed counterpart of the signature page to this Agreement by facsimile to any other Party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other Party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.
21.Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal, or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality, and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as to most fully achieve the intention of this Agreement.
22.Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in this Agreement shall be deemed to include electronic or digital signatures or electronic records, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based record-keeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001 to 7031), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA, including the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301 to 309).
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.
AMERISOURCE:    Amerisource Funding, Inc.
By: /s/ Joseph L. Page
Name: Joesph L. Page
Title: EVP and General Counsel
TERM FACILITY AGENT:     ALTER DOMUS (US) LLC
By: /s/ Pinju Chiu
Name: Pinju Chiu
Title: Counsel

[Signature Page to Intercreditor Agreement]

BORROWER:    FLOTEK INDUSTRIES, INC.
By: /s/ Ryan G. Ezell
Name: Ryan G. Ezell
Title: Chief Executive Officer
GRANTORS:     FLOTEK INTERNATIONAL, INC.
By: /s/ Ryan G. Ezell
Name: Ryan G. Ezell
Title: Chief Executive Officer
    FLOTEK CHEMISTRY, LLC
By: /s/ Ryan G. Ezell
Name: Ryan G. Ezell
Title: Chief Executive Officer
[Signature Page to Intercreditor Agreement]

    JP3 MEASUREMENT, LLC
By: /s/ Ryan G. Ezell
Name: Ryan G. Ezell
Title: Chief Executive Officer
    FLOTEK PAYMASTER, INC.
By: /s/ Ryan G. Ezell
Name: Ryan G. Ezell
Title: Chief Executive Officer
    MATERIAL TRANSLOGISTICS, INC
By: /s/ Ryan G. Ezell
Name: Ryan G. Ezell
Title: Chief Executive Officer
[Signature Page to Intercreditor Agreement]

    PWRTEK, LLC
By: /s/ Ryan G. Ezell
Name: Ryan G. Ezell
Title: Chief Executive Officer
    USA PETROVALVE, INC.
By: /s/ Ryan G. Ezell
Name: Ryan G. Ezell
Title: Chief Executive Officer
    FLOTEK EXPORT, INC.
By: /s/ Ryan G. Ezell
Name: Ryan G. Ezell
Title: Chief Executive Officer
[Signature Page to Intercreditor Agreement]